September 21, 2004

PRELIMINARY SUMMARY OF TERMS & COMPUTATIONAL MATERIALS

IndyMac Home Equity Loan Trust 2004-2
$500,000,000 (Approximate) Notes IndyMac Bank, F.S.B. (Seller & Servicer) Lehman ABS Corp. (Depositor)

IndyMac Home Equity Loan Trust 2004-2

To Mandatory Auction (2)
Class (1)	Approx. Size	Type	BMark	Est. WAL (yrs)	Est. Prin. Window (mos)	Expected Final Maturity	Stated Final Maturity Date (4)	Expected Ratings (S&P/Moody’s)

A	500,000,000	Floating	1 mo. LI	2.00	24 - 24	September 2006	September 2036	AAA/Aaa

To 35% Optional Termination (3)
Class (1)	Approx. Size	Type	BMark	Est. WAL (yrs)	Est. Prin. Window (mos)	Expected Final Maturity	Stated Final Maturity Date (4)	Expected Ratings (S&P/Moody’s)

A	500,000,000	Floating	1 mo. LI	3.07	25 - 44	May 2008	September 2036	AAA/Aaa

To Maturity Date
Class (1)	Approx. Size	Type	BMark	Est. WAL (yrs)	Est. Prin. Window (mos)	Expected Final Maturity	Maturity Date (4)	Expected Ratings (S&P/Moody’s)

A	500,000,000	Floating	1 mo. LI	3.25	25 - 58	July 2009	September 2036	AAA/Aaa

Prepayment Rate / Draw Rate
HELOCs	40% CPR / 20% CDR

(1)

The Class A Notes (the “Class A Notes” or the “Notes”) are collateralized by the Class A Underlying Certificates.  Principal and interest payments received by the Indenture Trustee as holder of the Class A Underlying Certificates will be applied as payments to the Class A Notes.  The rate on the Notes and the Class A Underlying Certificates are approximately equal.

(2)

Eight business days prior to the Distribution Date in September 2006, the Auction Administrator will auction to third-party investors the Notes, resetting the rate on the Notes to the lesser of the Coupon Cap Rate (1-Month LIBOR plus 0.45% ) and the Auction Rate.  To the extent that the Auction Rate is less than or equal to the Coupon Cap Rate, the Notes will be tendered at par.  To the extent that the Auction Rate is above the Coupon Cap Rate but less than or equal to the Fail Rate (1-Month LIBOR + 0.90%), the Notes will be tendered at the Discount Price and the Surety Provider will pay to the Indenture Trustee the Backstop Amount, who will then distribute an amount equal to the Par Price to the noteholders on the Mandatory Auction Distribution Date.  To the extent that the Auction Rate is above the Fail Rate, the noteholders will keep their notes with a rate reset to the Coupon Cap Rate.  The Backstop Amount will be paid by the Surety Provider to the Indenture Trustee who will then distribute it to the noteholders.

(3)

IndyMac Bancorp, Inc. may direct the Owner Trustee to, on behalf of the Note Trust, exercise its right to purchase the Notes on any Payment Date on or after which the outstanding principal balance of the Notes declines to 35% or less of the principal balance of the Notes as of the Closing Date.

(4)

The Stated Final Maturity Date with respect to the Class A Notes is the date on which the Surety Provider guarantees payment equal to the aggregate outstanding Class A Note principal balance.

Weighted Average Life (1) and Maturity

Sensitivity of the Notes to Payments and Draws

Class A

(To Mandatory Auction)

Prepayment Speeds (expressed as %CPR for HELOCs)

(1)  The weighted average life of each of the Notes is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the original Class A Note Principal Balance.

Modeling Assumptions:

-

The Notes are sold at the Mandatory Auction Distribution Date to third-party investors at the Par Price

-

No Early Rapid Amortization Events occurs

-

The Note Rate equals LI + [0.20]%

Weighted Average Life (1) and Maturity

Sensitivity of the Notes to Payments and Draws

Class A

(To 35% Optional Termination)

Prepayment Speeds (expressed as %CPR for HELOCs)

(1)  The weighted average life of each of the Notes is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the original Class A Note Principal Balance.

Modeling Assumptions:

-

The Notes are not sold on the Mandatory Auction Distribution Date

-

No early Rapid Amortization Events occurs

-

Amounts in the Reserve Fund equal 0% in all periods

-

The Note Rate equals LI + [0.20]% for months 1 – 24 and equals LI + [0.25]% for months 25+

Weighted Average Life (1) and Maturity

Sensitivity of the Notes to Payments and Draws

Class A

(To Maturity)

Prepayment Speeds (expressed as %CPR for HELOCs)

(1)  The weighted average life of each of the Notes is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the original Class A Note Principal Balance.

Modeling Assumptions:

-

The Notes are not sold on the Mandatory Auction Distribution Date

-

No early Rapid Amortization Events occurs

-

Amounts in the Reserve Fund equal 0% in all periods

-

The Note Rate equals LI +[0.20]% for months 1 – 24 and equals LI + [0.25]% for months 25+

Preliminary Summary of Terms
Note Trust:

IndyMac Home Equity Loan Trust 2004-2

The Note Trust will issue one class of AAA/Aaa rated notes (the “Class A Notes” or the “Notes”)

The Note Trust will own the Underlying Class A Certificates.   The Underlying Class A Certificates will be pledged to secure payment on the Class A Notes.  Principal and interest payments received by the Indenture Trustee as holder of the Class A Underlying Certificates will be applied as payments to the Class A Notes.

Underlying Trust:

IndyMac Certificate Trust 2004-2

The Underlying Trust will issue four classes of certificates, a AAA/Aaa rated senior class (the “Class A Underlying Certificates”), two classes of subordinate certificates (the “Subordinate Underlying Certificates”), and an unrated interest  (the “Seller’s Interest”).  The Underlying Trust will hold the home equity lines of credit loans (“HELOCs”) for the benefit of the underlying certificateholders and the Surety Provider.

Certificate Trust and Note Trust Depositor:	Lehman ABS Corp.
Seller and Servicer:	IndyMac Bank, F.S.B.
Holding Company:	IndyMac Bancorp, Inc.
Indenture Trustee & Certificate Trustee:	Deutsche Bank National Trust Company
Owner Trustee:	Wilmington Trust Company
Surety Provider:	Ambac Assurance Corporation
Rating Agencies:	Standard and Poor’s (“S&P”) and Moody’s Investor Service (“Moody’s”)
Sole Manager:	Lehman Brothers
Expected Pricing Date:	The week of September 20, 2004
Expected Closing Date:	On or about September 29, 2004
Payment Date:	28th of each month, or the next succeeding Business Day (First Payment Date: October 28, 2004)
Cut-Off Date:	End of Business August 31, 2004
Delay Days:	0 days
Day Count:	Actual/360
Due Period:	The calendar month immediately preceding the current Payment Date.
Collateral Balance:	Equal to the total outstanding balance of HELOCs in the Underlying Trust plus the Reserve Fund amount, if any. Expected to initially equal approximately [$508,647,000]
Interest Accrual:	Interest accrues on the Class A Notes from the last Payment Date (or the Closing Date in the case of the first Payment Date) through the day preceding the current Payment Date.

Preliminary Summary of Terms
Credit Enhancement
Credit Enhancement to the Notes:

The Class A Notes will be collateralized by the AAA/Aaa rated Class A Underlying Certificates and guaranteed by the Surety Provider.

The Class A Underlying Certificates have the following forms of credit support:

(i)

Excess Spread;

(ii)

Overcollateralization (approximately [1.70]% initial and [2.35]% target); and

(iii)

the Surety Provider will unconditionally guarantee timely payments of interest on the Class A Underlying Certificates.  The Surety Provider will guarantee payment of principal as described below (“Guaranteed Principal Distribution Amount”).

Reserve Fund:

Initially 0.00%.

To the extent that HELOC accounts are not purchased from the Seller during the Revolving Period, Net Principal Collections and excess interest required to build Overcollateralization will be deposited in the Reserve Fund.

Excess Spread :	The interest payments on the HELOCs are expected to exceed the amount of interest due and payable on the Class A Notes.
Overcollateralization :

During the Revolving Period: A portion of the Excess Spread will be used to purchase additional HELOC accounts from the Seller (or will be deposited in the Reserve Fund) to the extent required to reach the OC Target.  This will result in an increase of the balance of the Invested Amount, thereby creating Overcollateralization for the Class A Notes.

During the Rapid Amortization Period: A portion of the Excess Spread will be applied as payments of principal on the Class A Notes to the extent required to reach the OC Target.  This will result in an acceleration of principal payments on the Class A Notes relative to the amortization of the HELOCs, thereby creating Overcollateralization for the Class A Notes.

Initially, the required level of Overcollateralization (“OC Target”) will be equal to 0.00% of the initial Collateral Balance.

Until the OC Target is reached, the Reserve Fund will be allowed to grow to a maximum of 1% of the Collateral Balance.  After the OC Target is reached, the Reserve Fund will be allowed to grow to a maximum of 15% of the Collateral Balance.  If the Reserve Fund is greater than 1% but less than or equal to 5% of the Collateral Balance, then the required level of Overcollateralization will increase by 0.30%.  If the Reserve Fund is greater than 5% but less than or equal to 10% of the Collateral Balance, then the required level of Overcollateralization will increase by 0.65%.  If the Reserve Fund is greater than 10% but less than or equal to 15% of the Collateral Balance, then the required level of Overcollateralization will increase by 1.15%.

Overcollateralization Release:

Beginning with the Payment Date in April 2007 (the 31st Distribution Date or the “Step-Down Date”), the Overcollateralization amount is allowed to step down to [4.70]% of the current Invested Amount, subject to certain stepdown tests; provided that in no event will the Overcollateralization be less than the OC Floor.

OC Floor:	0.50% of the Cut-Off Date pool principal balance

Preliminary Summary of Terms
Distribution of Payments - Interest
Interest Distributions on the Notes:

The Floating Allocation Percentage of interest collections (net of the servicing fee, the certificate/indenture trustee fee, the owner trustee fee, and the insurance premium) allocable to the Notes will be distributed in the following priority:

(1)

to pay accrued interest for the current accrual period and overdue accrued interest on the Class A Notes;

(2)

to cover any charge-off amounts allocated to the Class A Notes by, (i) during the Revolving Period, being applied to purchase additional HELOC accounts (or to fund the Reserve Fund) or, (ii) during the Rapid Amortization Period, being applied as principal on the Class A Notes;

(3)

to reimburse the Surety Provider for prior draws made from the policies issued by the Surety Provider (the “Policies”);

(4)

to build credit enhancement to the required level by, (i) during the Revolving Period, being applied to purchase additional HELOC accounts (or to fund the Reserve Fund) or, (ii) during the Rapid Amortization Period, being applied as principal on the Class A Notes;

(5)

as payment for any other amounts owed to the Surety Provider;

(6)

to pay the Class A LIBOR Interest Carryover; and

(7)

to pay to the holder of the owner trust certificates, in the priority and in the manner set forth in the indenture, to the extent of any remaining amounts after the payments required above have been made.

Class A Note Rate:	The lesser of (x) the Class A Note Formula Rate and (y) the Maximum Rate.
Class A Note Formula Rate:	Months 1 – 24: 1 Month LIBOR + [0.20]%, subject to the Maximum Rate Months 25+: the lesser of (i) the Auction Rate and (ii) the Coupon Cap Rate, subject to the Maximum Rate
Maximum Rate:

The Maximum Rate for any Payment Date is based on the average of the HELOC rates, minus the servicing fee rate, the rate at which the certificate trustee's fees are calculated, the rate at which the indenture trustee's fees are calculated and the rate at which the premium on the Policies is calculated, for each HELOC, weighted on the basis of the related principal balance of each HELOC on the first day of the related Due Period.  The Maximum Rate is expressed on an Actual/360 basis.

Class A LIBOR Interest Carryover (“Catch-Up Feature”):

If the Class A Note Rate is equal to the Maximum Rate, any interest which would have accrued at the Class A Note Formula Rate above the related Maximum Rate will be payable on the next Payment Date or Distribution Date, together with accrued interest at the then current Class A Note Formula Rate to the extent of Available Funds thereof.

Preliminary Summary of Terms
Distribution of Payments - Principal
Revolving Period:	Begins on the first Payment Date and ends on the earlier of the Payment Date in September 2006 (the 24th Distribution Date) or the occurrence of a Rapid Amortization Event.
Rapid Amortization Period:	Begins on the earlier of Payment Date in October 2006 (the 25th Distribution Date) or the occurrence of a Rapid Amortization Event.
Principal Distribution Amount:

During the Revolving Period, aggregate principal collections on the HELOCs allocable to such period less aggregate draws on such HELOCs allocable to such period (“Net Principal Collections”) will be used to purchase additional HELOC accounts (or to the extent that HELOC accounts are not purchased from the Seller, Net Principal Collections will be deposited in the Reserve Fund).  During this period, the noteholders will not receive any payment of principal.  To the extent that there are any amounts in the Reserve Fund at the end of the Revolving Period, these amounts will be paid as a principal on the Class A Notes on the next Distribution Date.

During the Rapid Amortization Period, holders of the Class A Notes will receive 100% of the principal collections on the HELOCs until the principal balance has been reduced to zero.

Invested Amount:

With respect to any Payment Date is the Initial Invested Amount plus the aggregate of any new HELOC accounts or additional balances purchased for the purpose of creating Overcollateralization plus the Reserve Fund amount reduced by (i) the aggregate amount of principal collected on the HELOCs and allocable to the Class A Notes as of the end of the previous Due Period and on the related Payment Date and (ii) the aggregate of Investor Charge-Off Amounts since the Cut-Off Date, including the Investor Charge-Off Amount for such Payment Date.

The Initial Invested Amount is expected to be approximately $[508,647,000].

Seller’s Interest:

The Seller’s Interest is equal to the outstanding pool balance at the end of the previous Due Period minus the Invested Amount.  This amount represents a pari passu interest in the assets of the Underlying Trust equal to the cumulative amount of draws on the HELOCs since the beginning of the Rapid Amortization Period.  In addition, during the Revolving Period, in the event that draw amounts are greater than the principal received in a Due Period, the Seller’s Interest will accrete by the excess amount.

Floating Allocation Percentage:

With respect to any Payment Date is the percentage equivalent of a fraction with a numerator which is the Invested Amount at the end of the previous Due Period and a denominator of the outstanding pool balance at the end of the previous Due Period (in the case of the first Payment Date, the outstanding pool balance as of the Cut-Off Date), provided such percentage shall not be greater than 100%.

Investor Charge-Off Amounts:	For a given Payment Date, the amount of charge-offs incurred during related Due Period multiplied by the Floating Allocation Percentage.

Preliminary Summary of Terms
Mandatory Auction
Mandatory Auction:

Eight business days prior the Mandatory Auction Distribution Date, provided that the Class A Notes are rated “Aaa”/“AAA” by Moody’s and S&P up to and including the Mandatory Auction Distribution Date, the Auction Administrator will auction the Class A Notes to third-party investors (Lehman Brothers, the Surety Provider and IndyMac Bancorp (or any affiliate) will be permitted to bid in the Mandatory Auction).

Bids solicited will be either (i) a Par Price spread bid equal to or less than the Coupon Cap Rate (1 month LIBOR + 0.45%) or (ii) a discount price bid such that the equivalent Par Price spread would be greater than the Coupon Cap Rate.  The Auction Administrator will assemble the bids in ascending order until there are bids for all available Class A Notes.

On the Mandatory Auction Distribution Date, the Class A Notes will be assigned a rate for their remaining life equal to the lesser of the Coupon Cap Rate and the Auction Rate.

“Successful Auction”: To the extent that the Auction Rate is less than or equal to the Coupon Cap Rate, the Class A Notes will be resold at par.  To the extent that the Auction Rate is above the Coupon Cap Rate but less than or equal to the Fail Rate (1 month LIBOR + 0.90%), the Class A Notes will be resold at the Discount Price and the Surety Provider guarantees payment of the Backstop Amount to the Indenture Trustee, who will then remit an amount equal to the Par Price to the noteholders on the Auction Distribution Date.

“Failed Auction”: To the extent that the Auction Rate is above the Fail Rate, the noteholders will keep their notes with a rate reset to the Coupon Cap Rate.  The Backstop Amount will be paid by the Surety Provider to the Indenture Trustee who will then remit it to the noteholders.

Mandatory Auction Distribution Date:	The Distribution Date in September 2006
Auction Administrator:	Lehman Brothers
Auction Rate:	A floating rate with a spread to LIBOR, determined at the Mandatory Auction, such that the Class A Notes would settle at the Par Price.
Coupon Cap Rate:	1 Month LIBOR + 0.45%
Fail Rate:	1 Month LIBOR + 0.90%
Par Price:	With respect to each of the Class A Notes, the principal balance after giving effect to principal distributions made and losses applied on the Mandatory Auction Distribution Date.
Discount Price:

If the Auction Rate is greater than the Coupon Cap Rate, the price determined by setting the yield equal to the Auction Rate and rate equal to the Coupon Cap Rate (assuming the pricing speed to the 35% optional termination).

Backstop Price:

The greater of the Discount Price and the price determined by setting the yield equal to the Fail Rate and the rate equal to the Coupon Cap Rate (assuming the pricing speed to the 35% optional termination).

Backstop Amount:	The difference between the Par Price and the Backstop Price, if any.

Preliminary Summary of Terms
Rapid Amortization Events
Rapid Amortization Event:

(i)

interest collections or principal collections allocable to the Class A Notes for any Payment Date are not enough to make any payment of principal or interest in each case that is due on the Notes, and such failure continues for a period of five Business Days;

(ii)

Before the OC Target has been reached and during the first year, if the amount on deposit in the Reserve Fund is greater than [1]% of the Class A Note balance;

(iii)

Before the OC Target has been reached and during the second year, if the amount on deposit in the Reserve Fund is greater than [0]% of the Collateral Balance;

(iv)

After the OC Target has been reached, if the amount on deposit in the Reserve Fund is greater than [15]% of the Class A Note balance;

(v)

a declaration of bankruptcy or insolvency by any of the mortgage loan transferor or the Servicer;

(vi)

aggregate cumulative draws under the Policies exceed 1% of the Cut-Off Date pool principal balance;

(vii)

the Class A Notes are rated less than “Aaa”/“AAA” by S&P or Moody’s for a period of 60 days or more (the Seller has the option to either replace the Surety Provider or to provide external credit enhancement in order to maintain a rating of “Aaa”/“AAA” by Moody’s and S&P, respectively);

(viii)

the Note Trust becomes subject to the Investment Company Act of 1940; or

(ix)

failure on the part of the Certificate Trust, the Note Trust, the Depositor, the Seller or the Servicer to perform any of its other material obligations under the pooling and servicing agreement, the note trust agreement or the indenture.

Preliminary Summary of Terms
Optional Termination:

Will occur if IndyMac Bancorp Inc. (or the holder of the owner trust certificates) may direct the Owner Trustee to, on behalf of the Note Trust, exercise its right to purchase the Class A Notes on any Payment Date on or after which the outstanding principal balance of the Class A Notes declines to 35% or less of the principal balance of the Class A Notes as of the Closing Date.

Additionally, the Servicer may exercise its right to purchase the HELOCs on any Payment Date on or after which the principal balance of the Underlying Class A Certificates declines to 10% or less of the principal balance of the Underlying Class A Certificates as of the Closing Date.  Such an optional termination will result in a prepayment on the Underlying Class A Certificates and on the Class A Notes.  Such optional termination may not be exercised unless funds received upon the purchase of the HELOCs will result in distributions on the underlying certificates sufficient to satisfy (i) the payment terms of the Class A Notes (ii) amounts owed to the Surety Provider and (iii) certain amounts distributable to the Subordinate Underlying Certifcates.

Termination of the Note Trust:	The Note Trust shall terminate on the earlier of (i) payment in full of the Class A Notes and (ii) termination of the Underlying Trust.
Servicing Advances:

All reasonable and customary “out of pocket” costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of

(i)

the preservation, restoration and protection of the mortgaged property,

(ii)

any enforcement or judicial proceedings, including foreclosures,

(iii)

the management and liquidation of the REO Property, including reasonable fees paid to any independent contractor in connection therewith, and

(iv)

compliance with various other obligations as specified in the pooling and servicing agreement.

The Servicer will not advance delinquent payments of principal and interest.

Clearing:	DTC, Euroclear or Clearstream.
Denomination:	Minimum $25,000; increments of $1,000.
SMMEA Eligibility:	The Class A Notes are not expected to be SMMEA eligible.
ERISA Eligibility:	The Class A Notes are expected to be ERISA eligible.
Tax Structure:	Debt for Federal income tax purposes.

Preliminary Summary of Terms
Subsequent Mortgage Loan Criteria

Each additional HELOC purchased by the Underlying Trust must meet the following characteristics:

•

may not be 30 or more days delinquent as of the transfer date;

•

remaining term to stated maturity of each subsequent HELOC will not exceed 240 months;

•

will be secured by a mortgage in a first or second lien position;

•

will have a fully-indexed margin between —0.250% and 8.875%;

•

will not have a principal balance in excess of $500,000;

•

will have a credit limit between $4,000 and $500,000;

•

the subsequent mortgage loan will be underwritten substantially in accordance with the criteria set forth under "Description of the Mortgage Loans--Underwriting Standards" in the prospectus supplement;

•

will have a CLTV not in excess of 101%;

•

will have a utilization not in excess of 101%;

•

no credit score less than 600; and

•

shall not provide for negative amortization

Additionally, each subsequently transferred HELOC pool must have:

•

a weighted average fully-indexed margin of at least 1.75%;

•

a weighted average combined loan-to-value ratio of no more than 85%;

•

a weighted average credit score of at least 690;

•

for loans with a CLTV greater than 90%, a weighted average credit score of at least 710;

•

no more than 22% of the pool will have a FICO score less than 660;

•

no less than 72% of the pool will be a single family residence;

•

no less than 95% of the pool will be owner occupied;

•

no more than 80% of the pool will have a loan purpose of cash-out refinance;

•

no less than 50% of the pool will have “full documentation”;

•

no more than 60% of the pool will be in the state of California; and

•

no more than 15% of the pool will be in any state other than California.

Collateral Summary
Collateral statistics for the HELOCs are listed below as of end of business August 31, 2004 (Cut-Off Date)
Total Number of Loans	9,591.00
Total Outstanding Loan Balance	$508,000,050.48
Average Drawn Balance	$52,966.33
Average Credit Limit	$68,860.22
Average Credit Limit Utilization Rate	76.92%
Current WA Coupon	5.909%
WA Margin	2.028%
WA Seasoning (months)	5 months
WA Remaining Term (months)	237 months
WA Remaining Draw Term (months)	114 months
WA CLTV	81.89%
WA Current FICO	699
Lien Position (% first / % junior)	3.06%/ 96.94%
Property Type
Single Family PUD Condo	70.28% 16.68% 8.58%
2-4 Family	4.45%
Occupancy Status
Owner Occupied	100.00%
Geographic Distribution
other states account individually for less than 5% of pool balance	CA NY	61.16% 8.68%

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of end of business August 31, 2004 (Cut-Off Date)

Current Principal Balances
Range of Current Principal Balances ($)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0.01 - 2,500.00	117	$154,773.17	0.03%
2,500.01 - 5,000.00	152	581,139.21	0.11
5,000.01 - 7,500.00	143	886,978.84	0.17
7,500.01 - 10,000.00	205	1,858,858.04	0.37
10,000.01 - 20,000.00	1,175	18,568,908.66	3.66
20,000.01 - 30,000.00	1,538	39,180,507.35	7.71
30,000.01 - 40,000.00	1,341	46,927,984.13	9.24
40,000.01 - 50,000.00	1,065	48,233,367.53	9.49
50,000.01 - 60,000.00	904	49,495,153.31	9.74
60,000.01 - 70,000.00	635	41,169,172.52	8.10
70,000.01 - 80,000.00	541	40,456,491.21	7.96
80,000.01 - 90,000.00	332	28,166,318.29	5.54
90,000.01 - 100,000.00	429	41,424,953.64	8.15
100,000.01 - 150,000.00	618	73,416,765.53	14.45
150,000.01 - 200,000.00	276	49,292,104.12	9.70
200,000.01 - 250,000.00	88	19,061,606.67	3.75
250,000.01 - 300,000.00	26	7,247,801.75	1.43
300,000.01 - 350,000.00	6	1,877,166.51	0.37
Total:	9,591	$508,000,050.48	100.00%

Occupancy Type
Occupancy	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Primary Home	9,591	$508,000,050.48	100.00%
Total:	9,591	$508,000,050.48	100.00%

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of end of business August 31, 2004 (Cut-Off Date)

Original Combined Loan-to-Value Ratios
Range of Original Combined Loan-to-Value Ratios (%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
5.01 - 10.00	10	$385,860.18	0.08%
10.01 - 15.00	22	689,115.60	0.14
15.01 - 20.00	27	1,133,759.60	0.22
20.01 - 25.00	39	1,582,639.62	0.31
25.01 - 30.00	42	2,072,638.27	0.41
30.01 - 35.00	52	3,182,757.08	0.63
35.01 - 40.00	64	3,089,718.71	0.61
40.01 - 45.00	90	5,144,626.91	1.01
45.01 - 50.00	139	7,229,223.89	1.42
50.01 - 55.00	188	10,157,919.56	2.00
55.01 - 60.00	251	11,842,059.50	2.33
60.01 - 65.00	321	19,837,153.19	3.90
65.01 - 70.00	466	26,311,774.11	5.18
70.01 - 75.00	689	39,446,489.95	7.77
75.01 - 80.00	1,203	81,957,576.54	16.13
80.01 - 85.00	629	30,077,465.94	5.92
85.01 - 90.00	2,878	132,883,433.12	26.16
90.01 - 95.00	1,511	74,461,900.50	14.66
95.01 - 100.00	970	56,513,938.21	11.12
Total:	9,591	$508,000,050.48	100.00%

Loan Purpose
Purpose	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Cash Out Refinance	7,065	$360,231,864.58	70.91%
Purchase	2,326	141,505,542.11	27.86
Rate/Term Refinance	200	6,262,643.79	1.23
Total:	9,591	$508,000,050.48	100.00%

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of end of business August 31, 2004 (Cut-Off Date)

Property Type
Property Type	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Single Family	6,789	$357,033,025.59	70.28%
PUD	1,492	84,741,553.87	16.68
Condo	941	43,603,735.75	8.58
2-4 Family	369	22,621,735.27	4.45
Total:	9,591	$508,000,050.48	100.00%

Geographic Distribution
State	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
CA	5,135	$310,710,166.52	61.16%
NY	864	44,091,009.74	8.68
NJ	416	20,937,629.97	4.12
VA	257	12,015,638.19	2.37
CO	223	9,544,480.22	1.88
MD	205	9,501,318.06	1.87
AZ	216	9,107,793.59	1.79
NV	177	8,783,604.90	1.73
IL	184	7,882,483.91	1.55
MA	162	7,377,337.87	1.45
CT	156	6,973,375.39	1.37
WA	138	6,446,474.62	1.27
GA	144	6,091,461.49	1.20
MI	189	5,307,811.13	1.04
HI	96	4,877,814.85	0.96
PA	115	3,948,700.02	0.78
OR	80	3,426,208.69	0.67
MN	90	3,281,850.54	0.65
FL	78	3,109,327.34	0.61
NC	75	2,792,384.10	0.55
OH	75	2,765,112.81	0.54
MO	62	1,943,200.61	0.38
DC	24	1,759,575.87	0.35
VT	40	1,679,509.39	0.33
NM	24	1,415,419.69	0.28

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of end of business August 31, 2004 (Cut-Off Date)

Geographic Distribution (continued)
State	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
WI	32	$1,266,814.92	0.25%
IN	34	1,124,541.70	0.22
KS	26	1,002,003.80	0.20
OK	30	967,188.36	0.19
UT	23	810,283.06	0.16
RI	14	765,666.57	0.15
NH	27	706,503.20	0.14
MT	19	686,557.29	0.14
ID	26	653,791.80	0.13
DE	15	639,367.41	0.13
LA	19	589,980.67	0.12
TN	8	468,305.44	0.09
SC	13	442,754.62	0.09
KY	19	425,918.89	0.08
IA	14	407,982.66	0.08
NE	10	270,565.07	0.05
MS	8	252,604.16	0.05
WY	4	155,309.16	0.03
ND	3	130,164.87	0.03
AL	5	117,563.25	0.02
WV	5	103,795.23	0.02
ME	4	97,750.78	0.02
SD	6	88,144.29	0.02
AR	1	49,581.55	0.01
AK	1	7,222.22	0.00
Total:	9,591	$508,000,050.48	100.00%

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of end of business August 31, 2004 (Cut-Off Date)

Current FICO Scores
FICO Score Rating	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
441 - 460	3	$155,512.60	0.03%
461 - 480	8	487,327.61	0.10
481 - 500	11	537,095.47	0.11
501 - 520	31	1,544,079.64	0.30
521 - 540	56	2,608,901.80	0.51
541 - 560	73	3,335,548.93	0.66
561 - 580	80	4,079,927.28	0.80
581 - 600	146	7,163,056.90	1.41
601 - 620	216	11,075,913.09	2.18
621 - 640	508	23,319,794.43	4.59
641 - 660	994	50,929,966.26	10.03
661 - 680	1,340	71,947,688.67	14.16
681 - 700	1,505	83,436,680.30	16.42
701 - 720	1,226	67,927,180.68	13.37
721 - 740	1,053	57,940,750.94	11.41
741 - 760	999	52,137,072.27	10.26
761 - 780	766	40,188,470.23	7.91
781 - 800	493	24,506,140.32	4.82
801 - 820	82	4,648,986.70	0.92
821 - 840	1	29,956.36	0.01
Total:	9,591	$508,000,050.48	100.00%

Nzmin.: 455

Max.: 830

NZWA.: 699

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of end of business August 31, 2004 (Cut-Off Date)

Credit Limits
Range of Credit Limits ($)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
7,500.01 - 10,000.00	31	$261,941.84	0.05%
10,000.01 - 20,000.00	608	9,120,688.85	1.80
20,000.01 - 30,000.00	1,254	28,038,301.28	5.52
30,000.01 - 40,000.00	1,350	40,471,025.83	7.97
40,000.01 - 50,000.00	1,299	47,730,487.72	9.40
50,000.01 - 60,000.00	892	42,942,411.64	8.45
60,000.01 - 70,000.00	680	37,916,680.69	7.46
70,000.01 - 80,000.00	831	47,706,665.65	9.39
80,000.01 - 90,000.00	368	26,383,362.84	5.19
90,000.01 - 100,000.00	932	66,503,530.35	13.09
100,000.01 - 150,000.00	649	63,537,847.93	12.51
150,000.01 - 200,000.00	530	68,946,972.69	13.57
200,000.01 - 250,000.00	125	18,739,219.56	3.69
250,000.01 - 300,000.00	38	8,426,102.97	1.66
300,000.01 - 350,000.00	4	1,274,810.64	0.25
Total:	9,591	$508,000,050.48	100.00%

Min.: $10,000.00

Max: $350,000.00

Avg.: $68,860.22

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of end of business August 31, 2004 (Cut-Off Date)

Credit Limit Utilization Rates
Range of Credit Limit Utilization (%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0.001 - 10.000	297	$1,429,771.78	0.28%
10.001 - 20.000	331	4,363,906.04	0.86
20.001 - 30.000	372	7,873,154.10	1.55
30.001 - 40.000	382	10,225,628.93	2.01
40.001 - 50.000	350	11,999,811.27	2.36
50.001 - 60.000	432	17,554,225.34	3.46
60.001 - 70.000	438	21,777,936.06	4.29
70.001 - 80.000	429	24,028,524.90	4.73
80.001 - 90.000	511	31,133,207.17	6.13
90.001 - 100.000	4,341	269,328,376.21	53.02
100.001 - 101.000	1,708	108,285,508.68	21.32
Total:	9,591	$508,000,050.48	100.00%

Avg.: 76.919%

Min.: 0.330%

Max.: 100.990%

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of end of business August 31, 2004 (Cut-Off Date)

Margins
Range of Margins (%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
¯0.250 - ¯0.001	538	$26,282,344.34	5.17%
0.000 - 0.249	517	24,536,801.42	4.83
0.250 - 0.499	218	14,231,187.27	2.80
0.500 - 0.749	489	28,083,359.99	5.53
0.750 - 0.999	285	17,434,448.90	3.43
1.000 - 1.249	734	41,072,443.87	8.09
1.250 - 1.499	271	16,388,440.19	3.23
1.500 - 1.749	653	33,675,103.65	6.63
1.750 - 1.999	717	39,481,342.37	7.77
2.000 - 2.249	629	29,790,082.88	5.86
2.250 - 2.499	690	37,074,711.95	7.30
2.500 - 2.749	562	28,203,659.85	5.55
2.750 - 2.999	447	26,989,082.67	5.31
3.000 - 3.249	630	32,339,237.10	6.37
3.250 - 3.499	629	27,668,549.40	5.45
3.500 - 3.999	640	32,261,482.82	6.35
4.000 - 4.499	554	31,650,356.16	6.23
4.500 - 4.999	185	11,689,382.61	2.30
5.000 - 5.499	139	5,240,936.58	1.03
5.500 - 5.999	60	3,629,409.45	0.71
6.000 - 6.499	4	277,687.01	0.05
Total:	9,591	$508,000,050.48	100.00%

WA: 2.028%

Min.: ¯0.250%

Max.: 6.000%

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of end of business August 31, 2004 (Cut-Off Date)

Current Loan Rates
Range of Loan Rates (%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
3.501 - 4.000	2,005	$101,093,577.73	19.90%
4.001 - 4.500	705	36,812,202.96	7.25
4.501 - 5.000	616	35,703,924.62	7.03
5.001 - 5.500	802	47,920,314.12	9.43
5.501 - 6.000	1,140	60,830,459.97	11.97
6.001 - 6.500	1,086	52,965,335.26	10.43
6.501 - 7.000	774	45,115,617.38	8.88
7.001 - 7.500	1,071	51,394,860.33	10.12
7.501 - 8.000	534	27,143,278.45	5.34
8.001 - 8.500	479	28,386,148.97	5.59
8.501 - 9.000	177	11,512,097.65	2.27
9.001 - 9.500	138	5,215,136.58	1.03
9.501 - 10.000	60	3,629,409.45	0.71
10.001 - 10.500	4	277,687.01	0.05
Total:	9,591	$508,000,050.48	100.00%

Min.: 3.875%

Max: 10.250%

NZWA: 5.909%

Maximum Loan Rates
Maximum Loan Rates (%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
16	75	$2,792,384.10	0.55%
18	9,516	505,207,666.38	99.45
Total:	9,591	$508,000,050.48	100.00%

WA: 17.989%

Min.: 16.000%

Max.: 18.000%

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of end of business August 31, 2004 (Cut-Off Date)

Original Term
Months	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
120	712	$33,310,713.12	6.56%
240	7,840	395,403,110.79	77.84
300	889	77,348,919.57	15.23
360	150	1,937,307.00	0.38
Total:	9,591	$508,000,050.48	100.00%

Remaining Term
Months	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
111 - 115	184	$8,780,067.48	1.73%
116 - 120	528	24,530,645.64	4.83
196 - 200	5	250,892.08	0.05
201 - 205	31	1,573,438.83	0.31
206 - 210	46	2,002,250.84	0.39
211 - 215	103	6,283,364.89	1.24
216 - 220	244	13,295,727.65	2.62
221 - 225	416	20,272,936.68	3.99
226 - 230	708	30,881,534.00	6.08
231 - 235	1,663	82,532,862.11	16.25
236 - 240	4,624	238,310,103.71	46.91
286 - 290	9	1,031,486.79	0.20
291 - 295	298	23,055,843.48	4.54
296 - 300	582	53,261,589.30	10.48
341 - 345	8	64,723.96	0.01
346 - 350	50	690,042.51	0.14
351 - 355	51	632,668.61	0.12
356 - 360	41	549,871.92	0.11
Total:	9,591	$508,000,050.48	100.00%

Min.: 111

Max: 357

NZWA: 237

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of end of business August 31, 2004 (Cut-Off Date)

Original Draw Period
Months	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
120	9,591	$508,000,050.48	100.00%
Total:	9,591	$508,000,050.48	100.00%

Min.: 120

Max.: 120

NZWA: 120

Remaining Draw Period
Months	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
76 - 80	6	$257,205.02	0.05%
81 - 85	34	1,802,545.69	0.35
86 - 90	54	2,584,814.00	0.51
91 - 95	118	6,922,262.00	1.36
96 - 100	282	15,065,027.43	2.97
101 - 105	459	21,502,620.68	4.23
106 - 110	834	36,841,792.96	7.25
111 - 115	2,709	143,339,118.86	28.22
116 - 120	5,095	279,684,663.84	55.06
Total:	9,591	$508,000,050.48	100.00%

Min.: 77

Max.: 120

NZWA: 114

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of end of business August 31, 2004 (Cut-Off Date)

Origination Year
Year	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
2001	73	$3,563,610.04	0.70%
2002	421	23,068,244.10	4.54
2003	1,876	89,634,020.13	17.64
2004	7,221	391,734,176.21	77.11
Total:	9,591	$508,000,050.48	100.00%

Lien Position
Lien Position	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
1st Lien	232	$15,553,250.04	3.06%
2nd Lien	9,359	492,446,800.44	96.94
Total:	9,591	$508,000,050.48	100.00%

Contacts

Syndicate	Kevin White	(212) 526-9519
	Danny Covello	(212) 526-9519

Trading	Gordon Sweely	(212) 526-6870
	Charles Spero	(212) 526-6870
	Ross Shapiro	(212) 526-6870

Product Management	David Heike	(212) 526-8311

Residential Mortgage Finance	Tom O’Hara	(212) 526-6469
	Andrew Platt	(212) 526-7722
	Randal Johnson	(212) 526-0198
	Sam Warren	(212) 526-1486

Structuring	Sei-Hyong Park	(212) 526-0203

Collateral	Shane Rogovitz	(212) 526-3994